BALANCE SHEETS - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
CURRENT ASSETS:
Cash and cash equivalents	$ 7,426	$ 8,560
Restricted cash	81
Receivables and other financial asset	89	173
Total current assets	7,596	8,733
Property and equipment, net	136	67
Total assets	7,732	8,800
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES (Note 10a)	237	226
Total current liabilities	237	226
COMMITMENTS AND CONTINGENT LIABILITIES (Note 6)
SHAREHOLDERS' EQUITY (Note 7):
Share capital - Ordinary shares no par value - Authorized: 16,666,667 shares at December 31, 2015 and 2016; Issued: 11,325,912 at December 31, 2015 and 2016; Outstanding: 9,878,861 at December 31, 2015 and 2016.
Additional paid-in capital	147,645	147,444
Treasury shares, at cost, 1,447,051 Ordinary shares at December 31, 2015 and 2016	(1,065)	(1,065)
Accumulated deficit	(139,085)	(137,805)
Total shareholders' equity	7,495	8,574
Total liabilities and shareholders' equity	$ 7,732	$ 8,800